EXHIBIT 10.3
Form and description of Nonqualified Stock Option Agreements dated June 30, 1998, and November 2, 1998,


Agreements between the Company and the following individuals are substantially identical in all material respects except as identified below:

Agreements dated June 30, 1998:

                                D. Scott Wilkerson          Philip S. Payne

Vesting schedule:
  June 30, 1999                          12,500                    12,500
  June 30, 2000                          12,500                    12,500
  June 30, 2001                          12,500                    12,500
  June 30, 2002                           4,900                     4,900

Total shares subject to
option                                   42,400                    42,400


Agreement dated November 1, 1998:

                               Douglas E. Anderson

Vesting schedule:
  November 1, 1999                        6,250
  November 1, 2000                        6,250
  November 1, 2001                        6,250
  November 1, 2002                        6,250

Total shares subject to
option                                   25,000



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                          BODDIE-NOELL PROPERTIES, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

         A nonstatutory stock option (the "Option") is hereby granted by Boddie-Noell Properties, Inc., a Maryland corporation (the "Company"), to the employee named below (the "Employee"), with respect to common stock of the Company, $.01 par value per share ("Common Stock"), subject to the following terms and conditions:

         1. Subject to the provisions set forth herein and the terms and conditions of the Boddie-Noell Properties, Inc. Amended and Restated 1994 Stock Option and Incentive Plan (the "Plan"), the terms of which are hereby incorporated by reference, and in consideration of the agreements of Employee herein provided, the Company hereby grants to Employee an Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, all as set forth below. Any capitalized term not otherwise defined in this Agreement shall have the meaning given to such term in the Plan. The terms and conditions of exercise of the Option and the payment of the Purchase price are as provided at Section 5 of the Plan. Upon the exercise of an Option, the Committee shall have the right to require the Employee to remit to the Company, in any such manner or combination of manners permitted under the terms of the Plan, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for shares of Common Stock.

Name of Employee: D. Scott Wilkerson

Date of Grant: June 30, 1998

Number of Shares Subject to Option: 42,400

Exercise Price Per Share: $13.125

Reload Option: (Yes) or (No)

Vesting and Exercise Schedule:

                                 Exercise Period
     Number of          Vesting                            Expiration
     Shares             Date                               Date

     12,500             June 30, 1999                      June 30, 2008
     12,500             June 30, 2000                      June 30, 2008
     12,500             June 30, 2001                      June 30, 2008
      4,900             June 30, 2002                      June 30, 2008


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         2. The exercise of the Option is conditioned upon the acceptance by
Employee of the terms hereof and the Plan as evidenced by his or her execution of this Agreement and the return of an executed copy to the Secretary of the Company no later than October 31, 1998.

         If Employee's employment with the Company and all Subsidiaries is terminated by reason of death or Disability, as that term is defined in Section 22(e)(3) of the Code or as may be otherwise determined by the Committee, the vested portion of the Option shall remain exercisable for a period of six months following the date of such termination of employment (or such longer period as the Committee shall specify at any time) or until the expiration of the stated term of the Option as set forth in paragraph I hereof (the "Expiration Date"), if earlier. If Employee's employment with the Company and all Subsidiaries is terminated under any circumstance other than for Cause, the vested portion of the Option shall remain exercisable for a period of three months from the date of such termination of employment (or such longer period as the Committee shall specify at any time) or until the Expiration Date, if earlier. If Employee's employment with the Company and all Subsidiaries is terminated for Cause, the Option shall terminate immediately and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that the Option can be exercised for up to thirty (30) days from the date of termination of employment or until the Expiration Date, if earlier.

         Written notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised and the exercise date, shall be given by Employee, or his personal representative in the event of Employee's death, (i) by delivering such notice to the Secretary of the Company at the principal executive offices of the Company or (ii) by delivering such notice to a broker-dealer with a copy to the Secretary of the Company.

         If expressly permitted in the schedule set forth in paragraph I above, and if Employee satisfies the obligation to pay the purchase price by surrendering unrestricted Company shares, then the Option set forth herein shall include a so-called "reload" feature pursuant to which the Employee exercising an Option pursuant to this paragraph 2 shall automatically be granted an additional Option with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide, to purchase that number of shares of the Common Stock equal to the number delivered to exercise the original Option. If not expressly permitted in the schedule set forth in paragraph I above, the Option granted in this Agreement shall not include such a "reload" feature.

         3. In the event of a Change in Control as defined in the Plan, and if Employee satisfies the obligation to pay the purchase price by rendering unrestricted Company shares, then the Option shall automatically become fully exercisable, notwithstanding any provision in the Plan or herein to the contrary.

         4. The Option may be exercised only by Employee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution. The Option shall not


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otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

         5. Neither Employee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until the purchase price for such shares shall have been paid in full.

         6. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Agreement shall be delivered by Employee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number of designation of the Common Stock.

         7. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt.

         8. The Option and this Agreement shall be construed, administered and governed in all respects under and by the laws of the State of North Carolina.

                                       BODDIE-NOELL PROPERTIES, INC.

                                       By:    /s/ Philip S. Payne
                                       Title: Executive Vice President


         The undersigned hereby accepts the foregoing Option and the terms and conditions hereof.


                                              /s/ D. Scott Wilkerson    (SEAL)
                                              --------------------------------
                                              D. Scott Wilkerson

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